UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Date of report (Date of earliest event reported):  August 12, 2010

NTN BUZZTIME, INC.
 (Exact name of Registrant as Specified in Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5966 La Place Court
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 438-7400
(Registrant’s telephone number, including area code)
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operation and Financial Condition.

On August 12, 2010, NTN Buzztime, Inc. issued a press release announcing its financial results for the three and six months ended June 30, 2010.  The press release is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The information in this Form 8-K and the exhibit attached hereto is being furnished (not filed) under Item 2.02 of Form 8-K.

Item 7.01.  Regulation FD Disclosure.

NTN Buzztime, Inc. has filed a presentation providing an updated overview of the company and a financial update on its corporate website at http://www.buzztime.com.

Certain information included in this Current Report on Form 8-K and in the presentation posted on the Company's website contains forward-looking statements which reflect management's current views of future events and operations including but not limited to estimates of financial performance and cash flows, new business initiatives and engagement and results of marketing strategies. These statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from historical results or those expressed or implied by such forward-looking statements. These risks and uncertainties include risks associated with recent management changes, the Company's ability to grow its out-of-home network and implement other business strategies, the risk of changing economic conditions, failure of product demand or market acceptance of both existing and new products and services and the impact of competitive products and pricing. Please see NTN Buzztime, Inc.'s recent filings with the Securities and Exchange Commission for information about these and other risks that may affect the Company. All forward-looking statements included in this Form 8-K and in the presentation posted on the Company's website are based on information available to us on the date hereof. These statements speak only as of the date hereof, and NTN Buzztime, Inc. does not undertake to publicly update or revise any of its forward-looking statements, even if experience or future changes show that the indicated results or events will not be realized.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

99.1	Press Release of NTN Buzztime, Inc. dated August 12, 2010 (financial results for the three and six months ended June 30, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NTN BUZZTIME, INC.
Date: August 12, 2010	By: /s/ Kendra Berger
Kendra Berger
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release of NTN Buzztime, Inc. dated August 12, 2010 (financial results for the three and six months ended June 30, 2010).